SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 15, 2000

                          LIGHTTOUCH VEIN & LASER, INC.
             (Exact name of registrant as specified in its charter)



           NEVADA                      0-29301                 87-0575118
(State or other jurisdiction of      (Commission             (IRS Employer
        incorporation)               File Number)           Identification No.)


                  10663 MONTGOMERY ROAD, CINCINNATI, OHIO 45242
               (Address of principal executive offices) (Zip Code)

                                 (513) 891-8346
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)










Exhibit index on consecutive page 3

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         See the disclosure in Item 5 below.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         See the disclosure in Item 5 below.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         On August 15, 2000, the registrant entered into a Merger Agreement and Plan of Reorganization (the "Merger Agreement") with Vanishing Point, Inc., a privately-held Delaware corporation ("Vanishing Point"). Pursuant to the terms of the Merger Agreement, the registrant is to acquire Vanishing Point as a wholly-owned subsidiary by merging it into a corporation formed for the purpose of effecting the acquisition.

         The registrant is to issue shares of its common stock to the shareholders of Vanishing Point and outstanding options and warrants to purchase Vanishing Point stock are to become options and warrants to purchase shares of the registrant's common stock. If all of the outstanding warrants and options of Vanishing Point (except for certain excluded warrants) and the registrant were exercised and all outstanding convertible notes converted, the former shareholders of Vanishing Point would own 53.4% of the then outstanding shares of common stock of the registrant.

                  Existing LightTouch shareholders and option holders................................42.0%
                  Existing Vanishing Point shareholders, option and warrant holders, and convertible note holders.....................................................53.4%
                  Venture Strategy Partners, LP.......................................................4.6%

         Among the conditions to closing are the requirements that Vanishing Point obtain at least $1,000,000 in capital contributions and that the registrant obtain at least $150,000 in capital contributions, with an additional $100,000 capital contribution to be made upon the execution of an employment agreement with Gregory F. Martini, the current President of the registrant. Also, Vanishing Point must obtain the approval of its shareholders, certain third party consents, the conversion of all but two of its convertible promissory notes, and the conversion of its outstanding preferred stock. The registrant anticipates that closing will occur by the end of August.

         Upon consummation of the acquisition, the registrant's management is to consist of designees from both the registrant and Vanishing Point:

                  Gregory F. Martini     -    Chairman, Co-President and Co-Chief Executive
                                              Officer, Director
                  Melisse Shaban         -    Co-President and Co-Chief Executive Officer,
                                              Director
                  Glen Shipley           -    Chief Financial Officer
                  Wayne Perrone          -    Chief Operating Officer
                  Halley Faust, M.D.     -    Director
                  Joanna Rees Gallanter  -    Director
                  [One director to be designated by Plymouth Partners, L.P., a shareholder of the registrant]

         It is also proposed that the chief executive offices of the registrant, except the offices of Gregory F. Martini, will be moved to the facilities of Vanishing Point in Raleigh, North Carolina upon closing, and that the registrant will enter into employment agreements with Melisse Shaban, Glen Shipley, and Gregory Martini within 90 days after closing.

         Vanishing Point, formed in January 1997, offers proprietary skin care products and aesthetic services, such as hair removal, cellulite massage, and dermabrasion. It has six retail studio locations in New York, California, and Florida.

ITEM 6...RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7...FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial statements of businesses acquired:  To be filed by amendment

    (b) Pro forma financial information:  To be filed by amendment

    (c) Exhibits

        REGULATION                                                          CONSECUTIVE
        S-K NUMBER                                                          PAGE NUMBER

          2.1    Merger Agreement and Plan of Reorganization                     5
                 dated August 15, 2000
         10.1    Form of Voting Agreement                                        55


ITEM 8...CHANGE IN FISCAL YEAR

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LIGHTTOUCH VEIN & LASER, INC.


August 17, 2000                        By:/S/ GREGORY F. MARTINI
                                         --------------------------------------
                                         Gregory F. Martini, President